THE PARNASSUS INCOME TRUST
                         Annual Report December 31, 2002
--------------------------------------------------------------------------------


                                                               February 10, 2003



Dear Shareholder:

     It was a terrible year for the stock market, but a great year for the Parnassus Income Trust. All three funds beat their Lipper average peer groups for 2002. The Equity Income Fund also beat the average equity income fund followed by Lipper for the three, five and ten-year periods. In fact, the Parnassus Equity Income Fund finished in first place for the five-year period, besting all 136 equity income funds followed by Lipper for that period.

     The Fixed-Income Fund beat its Lipper average for both the one and three-year periods. After difficult years in 1999 and 2000, that Fund made a strong comeback. The California Tax-Exempt Fund also continued to produce excellent results and beat the California Lipper Average for the one, five and ten-year periods.

     Todd Ahlsten wrote the reports for the Equity Income Fund and the Fixed-Income Fund. My son, Stephen Dodson, wrote the report for the California Tax-Exempt Fund. Along with me, he is the co-portfolio manager.

     We're very proud to be able to give you such good results in a very difficult year.



                                                              Yours truly,



                                                              Jerome L. Dodson

                                                              President

                               Equity Income Fund
     As of December 31, 2002, the net asset value per share (NAV) of the Equity Income Fund was $21.20, so after taking dividends into account, the total return for the year was a loss of 3.69%. This compares to a loss of 16.33% for the average equity income fund followed by Lipper and a loss of 22.10% for the S&P
500. For the year, then, we beat the average equity income fund by almost 13% and the S&P 500 by over 18%. Despite the worst year for the S&P 500 since 1974, we're pleased to report we kept our losses to a minimum. As a result, our strong performance for the year placed us second out of the 199 equity income funds followed by Lipper.*

     The Fund's longer-term performance continues to be outstanding. Our returns also beat the S&P 500 and the Lipper average by significant margins for the three, five and ten-year periods. Since we changed our objective to equity income from a balanced fund on March 31, 1998, our total return has averaged 8.60% per year compared to a loss of 1.99% annually for the Lipper average. This places the Fund first out of the 140 equity income funds followed by Lipper since the change of objective.*

     The table and graph below compare the performance of the Fund with the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one, three, five and ten-year periods.

[insert graph]

       Value on December 31, 2002 of $10,000 invested on December 31, 1992
--------------------------------------------------------------------------------

       Equity Income Fund                                               $28,432

       Lipper Equity Income Fund Average                                $22,331

       S&P 500 Index                                                    $24,401



Marks on the horizontal axis indicate end of year. Past performance is not predictive of future performance. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

* For the one, three, five and ten-year periods ending December 31, 2002, the Parnassus Equity Income Fund was #2 of 199 funds, #9 of 166 funds, #1 of 136 funds and #4 of 48 funds, respectively.



Average Annual Total Returns                                 Equity Income   Lipper Equity Income      S&P 500
for periods ended December 31, 2002                              Fund            Fund Average           Index
-----------------------------------------------------------------------------------------------------------------
One Year                                                        (3.69%)            (16.33%)           (22.10%)
Three Years                                                      4.05%              (4.91%)           (14.53%)
Five Years                                                       8.96%               0.03%             (0.58%)
Ten Years                                                       11.01%               8.37%              9.33%
-----------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index of common stocks and it is not possible to invest directly in an index. An index doesn't take any expenses into account, but mutual fund returns do. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.



     In looking at the ten-year graph, you'll notice that for most of the period, the Parnassus Equity Income Fund line is below the S&P 500 line and for some of the time it's below the Lipper line. At the end of the period, you'll notice that the Fund is substantially above both indices. For new investors, this will require some explanation. The reason for this discrepancy is that for slightly more than five years of the ten-year period, the Equity Income Fund was a balanced fund that contained both stocks and bonds. Because they contain bonds, balanced funds usually return less than the S&P 500 and less than equity income funds. It's somewhat like comparing apples to oranges for the full ten-year period.

     You will also notice that on the "Value of $10,000" table, the Fund is way ahead of the indices for the one, three and five-year periods, but for the ten-year period, it is still ahead, but the margin is less. What this means is that even with the handicap of having bonds in the portfolio for over five years, the Fund was able to outperform the S&P 500 and the average equity income fund for the full ten-year period.


STRATEGY
     Since the beginning of 2002, the Fund has grown from $85.5 million in assets to $273 million, so we're now more than triple the size of a year ago. Because we have so many new investors, I want to review our investment strategy. As an equity income fund, we try to have at least 80% of our assets in securities that pay dividends or interest. We also try to keep the portfolio's yield (after expenses) higher than that of the S&P 500. To diversify risk, the target portfolio will contain approximately 125 companies that we consider to be undervalued, to be financially strong and to have superior business prospects. We take market capitalization into account which means that, in general, we will take a bigger position in a large company than in a smaller company. However, we will overweight and underweight companies based on their valuation and business prospects.

     We also take social factors into account when making investment decisions. The Fund won't invest in companies involved in alcohol, tobacco or gambling. We avoid companies that are weapons contractors or generate electricity from nuclear power. We also avoid firms with poor environmental records. We look to own companies that sell products that are beneficial to society, are good places to work, boast strong community involvement, are progressive with respect to environmental protection and have ethical business practices. At Parnassus Investments, we feel these types of companies that operate with high ethical principles can outperform the market over time. A company, however, must pass our financial as well as our social screens to become part of the portfolio.


ANALYSIS
     The Fund had an outstanding year in 2002, beating the S&P 500 by over 18%. We began the year with 46% of the portfolio in cash as stock prices seemed too high given weak business prospects. As stock prices tumbled through the summer and into the fall, we became fully invested, buying undervalued companies primarily in technology, healthcare and utilities. By early October, the Fund's cash position was down to 3% and the portfolio did very well during the strong October/November rally. The Fund rose 15.87% during the fourth quarter, even beating the technology-rich NASDAQ which gained 14.07%. By early December, however, some of our technology stocks became fully valued so we began reducing those positions which pushed our cash position back to 18% by year-end.

     While we held significant cash positions at times during 2002, it's important to note that we are not market-timers. We make our portfolio decisions based on valuations and business prospects. While we plan to be fully invested most of the time, we won't buy stocks unless they meet our investment criteria.


LOSERS
     The Fund had six positions that cost the NAV over 10 cents per share. Our convertible bond investment in Redback Networks cost the Fund 28 cents as it fell 57% from 51.48 to 22.25, the price where we sold our position. We also owned Redback's stock which declined 79% from $3.95 to 84 cents and lowered the NAV by 13 cents. While Redback's new SmartEdge router was superior to the competitive offering from Cisco, telecom carriers failed to place many orders for the product because of difficult industry conditions. As a result, Redback's losses eroded its financial position to the point where the company became too weak to compete in the marketplace.

     SonicWall, a maker of computer security products, fell 45.1% from our average cost of $6.61 to $3.63 and reduced the NAV by 18 cents. Weak sales of its firewall software pushed the stock lower. We're holding on to the stock as SonicWall has $237 million of cash and has remained profitable during the downturn. Going forward, I feel that I've learned my lesson and will avoid small companies like Redback and SonicWall that have limited operating histories.

     Intel cost the NAV 14 cents as the stock fell 14.8% from our average cost of $18.40 to $15.57. While Intel hurt our performance in 2002 due to weak personal computer sales, we expect the company to recover in 2003 based on its $12 billion in cash and excellent products.

     Despite record earnings in 2002, AIG, the large insurance company, also cost the Fund 14 cents as the stock declined 17.1% from our cost basis of $69.81 to $57.85. The company has a large aircraft leasing business which could face weaker profits due to the troubles facing the airline industry. Nevertheless, we feel AIG is a superb company that will have another record year in 2003.

     McKesson, the nation's largest drug distributor, reduced the NAV by 14 cents as the stock fell 20% from our cost of $33.81 to $27.03. Like AIG, McKesson reported record earnings in 2002 but the stock went down as its share price traded in sympathy with pharmaceutical stocks which declined for the year. Based on its consistent revenue and earnings, McKesson should report strong earnings in 2003, and we expect the stock to rise.


WINNERS
     Five positions added 6 cents or more to the NAV during 2002. The Fund's biggest winner was Avocent, a company that sells switches that allow one keyboard and one monitor to control multiple servers. Avocent's stock rose an incredible 69% from our average cost of $13.15 to $22.22 which added 14 cents to the NAV. The company reported strong earnings despite the tech downturn.

     UGI, the natural gas distributor we profiled in our semiannual report last year, added 10 cents as the stock rose 23.8% from $30.20 to $37.39. The stock climbed as UGI reported solid earnings growth during 2002 and investors were attracted to the company's 5% dividend yield.

     Our investment in Mentor Graphics' convertible bond increased the NAV by 7 cents, rising from our cost of 73.70 to 80.83. Mentor, a company that sells software that helps semiconductor companies design chips, generated strong orders during the second half of 2002 due to superior products which resulted in market share gains.

     Charles Schwab also added 7 cents to the NAV as the stock rose 28.8% from our average cost of $8.69 to $10.85. Schwab is a market leader that will continue to rebound as the stock market and economy recover.

     Merck increased the NAV by 6 cents as the stock rose 10.2% from our average cost of $51.37 to $56.61. We bought this large pharmaceutical company at a very low valuation, and the stock climbed as investors began to focus on the company's significant cash flow and new product pipeline.

     Peoples Energy, a natural gas distributor based in Chicago, rose 10% from our cost basis of $35.14 to $38.65. The stock rose as Peoples offered an attractive 5% dividend yield and the company reported strong earnings during 2002.


COMPANY NOTES
     One of my favorite positions in the Fund is publisher and global information services company McGraw-Hill. Financially, McGraw-Hill is a great company that has predictable earnings, stable growth and tremendous cash flow. From a social responsibility standpoint, McGraw-Hill also stands out. In December of 2002, the company announced a donation of more than 600,000 educational items to the 9th annual NBC "Today" Toy Drive. The donation, which included story books, workbooks and educational puzzles and games constituted the largest single contribution to last year's toy drive. "We are pleased to be donating educational tools that help make learning fun and effective for young children," said Harold McGraw III, Chairman, President, and CEO of The McGraw-Hill Companies. "For 114 years our mission has been to help people reach their potential. Early learning holds the key to a child's future success -- in the classroom and beyond."


OUTLOOK
     After three consecutive years of market declines, we are able to find quite a few undervalued companies that meet our investment criteria. We anticipate the economy will show gradual improvement through the year and the stock market should rise as corporate earnings recover. As of this writing, our major portfolio weightings are: 19% healthcare, 16% technology, 16% cash, 12% financials, 11% utilities, 9% convertible bonds and 4% retail. The current yield for the Fund is 1.85% versus 1.71% for the S&P 500.

     As a result of our focus on dividend-paying stocks, we are positioned to benefit if President Bush's proposal to eliminate dividend taxes for investors becomes law. Our dividend paying stocks, in general, should rise as investors buy these issues to increase after-tax yield. We will continue to buy socially responsible companies that are undervalued, offer predictable earnings, generate high returns on capital and have good business prospects.

     I would like to thank everyone for investing in the Parnassus Equity Income Fund.

                                                              Yours truly,



                                                              Todd Ahlsten

                                                              Portfolio Manager

                                Fixed-Income Fund
     As of December 31, 2002, the net asset value per share (NAV) of the Parnassus Fixed Income Fund was $15.88, so after taking dividends into account, the total return for the year was 12.20%. This compares to a return of 8.42% for the average A-rated bond fund followed by Lipper and an 11.04% return for the Lehman Government/Corporate Bond Index. (Government bonds did better than corporate bonds in 2002 because of their better credit strength.) The 30-day SEC yield for December was 5.25%. Below you will find a table and graph that compare the performance of the Fixed-Income Fund with that of the Lehman Government/Corporate Bond Index and the Lipper A-rated Bond Fund Average.



------------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                Fixed-Income           Lipper A-Rated Bond           Lehman Government/
for periods ended 12/31/02                      Fund                  Fund Average              Corporate Bond Index
------------------------------------------------------------------------------------------------------------------------------------
One Year                                       12.20%                     8.42%                        11.04%
Three Years                                     9.22%                     8.66%                        10.45%
Five Years                                      5.92%                     6.09%                         7.62%
Ten Years                                       6.77%                     6.84%                         7.61%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Government/Corporate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. An index doesn't take any expenses into account, but mutual fund returns do. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.



     Value on December 31, 2002of $10,000 invested on December 31, 1992
--------------------------------------------------------------------------------

     Fixed-Income Fund                                                $19,246

     Lipper A-Rated Bond Fund Average                                 $19,371

     Lehman Government/Corporate Bond Index                           $20,831

Marks on the horizontal axis indicate end of year. Past performance is not predictive of future performance. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.



     The Parnassus Fixed-Income Fund had an outstanding year in 2002. Our 12.20% return placed us #8 out of 195 funds followed by Lipper*. After two years of significant underperformance in 1999 and 2000, the Fund has recovered with back to back years of strong returns. As a result, our ten-year average return of 6.77% is now just below the 6.84% annual return for the Lipper average. Also, our five-year return has almost caught up with the Lipper Average, and the Fund's strong performance in 2001 and 2002 has moved our three-year average annual return above the Lipper average.


ANALYSIS
     There were three main drivers of the Fund's strong performance during 2002. The biggest contributor, which added approximately 4%, or almost a third of our annual return, came from the convertible bond portion of our portfolio. Convertible bonds are financial instruments that can be converted into stock from the issuing company. As you may remember, in May of 2002, the Fixed-Income Fund's investment policy changed so that it could invest up to 15% of the portfolio in convertible bonds rated B- or better by a major credit rating agency. We made this change because convertible bonds had boosted returns for our Equity Income Fund and we wanted to share that success with the Fixed-Income Fund.

* For the one, three, five and ten-year periods ended 12/31/02, the Parnassus Fixed-Income Fund placed #8 of 195 funds, #45 of 156 funds, #20 of 47 funds, and #24 of 51 funds, respectively.

     The Fund also had an outstanding year as the Federal Reserve continued to cut interest rates during 2002 and our bonds, which had an average duration of approximately six years, increased in value. Finally, with the exception of one issue, we avoided credit problems that resulted from the weak economy.


LOSERS
     The Fund had only one issue that significantly hurt our performance. Qwest, the telecommunications company, fell 35% from 83.05 to 54.00 and reduced the NAV by 11 cents. The company was hit hard in 2002 by accounting restatements, high debt and intense competition in the telecommunications industry. We sold our Qwest bond at 60.00 as we have found better opportunities with less risk.


WINNERS
     Five issues added 9 cents or more to the NAV. Our convertible bond investment in Agere, a large semiconductor manufacturer, added 36 cents to the NAV, rising an incredible 88% from our average cost of 41.00 to 77.08. During early October, we were amazed when we saw Agere's convertible bond trading low enough to yield 24%. Once investors began to focus on Agere's positive longer-term prospects, the bond recovered.

     Our large investment in a Federal Home Loan Bank bond due in 2011 increased the NAV by 21 cents as it rose 5.1% from 95.18 to 100.00 -- the price where we sold the bond. Falling interest rates and strong credit quality pushed the bond higher.

     The Fund's investment in The Gap added 11 cents to the NAV as it rose 20% from 81.46 to 97.75, the price where we sold the position. After two years of negative same store sales declines, The Gap began to show a recovery late in 2002.

     The Fund's convertible bond position in computer storage company Quantum increased the NAV by 9 cents as the bond jumped 10.7% from our average cost of
77.25 to 85.50. The bond rose as investors began to focus on Quantum's improving financial position and prospects for recovery in 2003.

     Retailer Nordstrom also added 9 cents to the NAV as the bond soared 14% from 88.57 to 101.00. Despite slow retail sales, Nordstrom reported strong Christmas sales, up 7% versus last year. Improved fashion caused the increase in sales.


OUTLOOK
     We expect rates to rise in 2003 as the economy begins to recover. When rates rise, bond prices fall so we've positioned the portfolio for capital preservation while maintaining a decent yield. Our strategy for 2003 consists of two parts. First, we've decreased the duration of our portfolio to 4.4 years. When rates rise, bonds with shorter maturities fall less than those with longer maturities. Second, we have 14.6% of the portfolio in convertible bonds. If rates go up because of a stronger economy, convertible bonds usually increase in value along with the stock market.

     Thank you for investing in the Parnassus Fixed-Income Fund.

                                                              Yours truly,



                                                              Todd Ahlsten

                                                              Portfolio Manager

                           CALIFORNIA TAX-EXEMPT FUND

     As of December 31, 2002, the net asset value per share (NAV) of the California Tax-Exempt Fund was $17.19. Taking dividends into account, the total return for 2002 was 8.66%. The average California municipal bond fund followed by Lipper had a return of 7.81%. Of the 112 funds followed by Lipper, the Fund ranked 26th*. Municipal bond funds had a great year in 2002, especially relative to equity funds. We're happy to say that we had an even better year than our peers.

     Below you will find a table that shows our annual returns compared to various indices over the past one, three, five and ten-year periods. The 30-day SEC yield for December 2002 was 2.55%.

------------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns              California           Lipper California Municipal          Lehman Municipal
for periods ended 12/31/02              Tax-Exempt Fund              Bond Fund Average                 Bond Index
------------------------------------------------------------------------------------------------------------------------------------
One Year                                     8.66%                         7.81%                          9.60%
Three Years                                  7.77%                         8.03%                          8.77%
Five Years                                   5.41%                         4.90%                          6.06%
Ten Years                                    6.47%                         6.17%                          6.71%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index doesn't take expenses into account, but mutual fund returns do.



     Value on December 31, 2002of $10,000 invested on December 31, 1992
--------------------------------------------------------------------------------

     California Tax-Exempt Fund                                       $18,720

     Lipper California Municipal Bond Fund Average                    $18,189

     Lehman Municipal Bond Index                                      $19,140



Marks on the horizontal axis indicate end of year. Past performance is not predictive of future performance. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

*For the three, five and ten-year periods ended 12/31/02, the Parnassus California Tax-Exempt Fund placed #59 out of 98 funds, #17 out of 88 funds, and #9 out of 42 funds, respectively.



     When you look at the graph, you'll notice that the Parnassus California Tax-Exempt Fund has outperformed the Lipper average, but is still behind the Lehman Municipal Bond Index. The reason for this is that the index has no expenses while the Fund does. The other reason is that the Lehman index is based on all states' municipal bonds while the Lipper average is based on only California tax-exempt funds. Over the last ten years, general municipal bond funds have performed better than California bond funds because the State of California's bonds have seen their credit rating deteriorate over the past five years.

     In 2002, corporate scandals, economic uncertainty and geopolitical risk all contributed to the turmoil in the stock market. Municipal and government bonds became more attractive to investors, and that contributed to the positive returns. In addition, the Federal Reserve Board cut short-term interest rates in November, which further increased bond prices. While we're proud of our performance, we do realize that the rising tide lifts all boats, ours included. We especially benefited from the strong bond environment due to the structure of our portfolio. Our relatively large holdings of medium and longer-term bonds (which are more price-sensitive to interest rate changes) helped us outperform when the bond market rallied this year.

     The past three years have been great for municipal bonds, but going forward, the outlook isn't as favorable. The federal funds rate, the Federal Reserve-guided short-term interest rate, is 1.25%, the lowest it has been in 41 years. Simply put, rates can't go much lower, and as shareholders have discovered, rising interest rates mean lower bond prices. There are signs that the economy is making a comeback, and that usually means rising interest rates.

     In late 2002, we adjusted our portfolio by shortening the average maturity of the Fund from 10.2 years in June 2002 to 6.6 years now. The shorter maturity means the Fund will be less sensitive to an increase in interest rates. Of course, this reduces the yield of the fund, but we think our shareholders will forgive us if we continue to generate a solid total return in exchange for a lower yield.

     Late last year, California Governor Gray Davis announced a budget shortfall of $35 billion over the next 18 months due to a combination of falling tax receipts and increased spending. Standard and Poor's then downgraded the state's credit rating to the lowest level of any state. While this turn of events is less than ideal, the likelihood of a default by the wealthiest country's most populous state is extremely remote. Also, we have a well-diversified portfolio of high-quality bonds from various municipalities; the average credit rating for the Fund is AA.


A SIDE NOTE ON TAXES
     At the time of this writing, President George W. Bush has proposed a change in the tax code that would eliminate the tax that investors pay when they receive dividends from stocks. The merits of the tax plan aside, this would create another asset class whose yield would be exempt from federal and state taxes, but we believe that this would not create a "competing" asset class with municipal bonds. Municipal bonds have a default rate close to zero, and while stocks can generate extraordinary returns, they carry a much higher risk of principal loss. The past three years show how bond funds can outperform in a declining stock market. In other words, a tax break on a dividend would be small consolation for a stock that's lost a lot of its value.


PERSONNEL MATTERS

     Earlier this year, Ben Liao, the manager of the Fund, was diagnosed with lymphoma -- cancer of the lymph nodes. Fortunately, the cancer was detected early, and Ben successfully underwent chemotherapy. In his absence, Jerome L. Dodson, the manager of the Fund from 1998 to mid-2002, and I have been managing the Fund. We're happy to report that at the time of this writing, Ben is making great progress and has started working part-time. We're all very happy to have Ben back.

     Going forward, Jerome L. Dodson and I will manage the Fund, at least until later this year when we can determine if Ben can resume all his prior duties.

                                                              Yours truly,



                                                            Stephen J. Dodson

                                                            Co-Portfolio Manager

THE PARNASSUS INCOME TRUST


INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of The Parnassus Income Trust:

     We have audited the accompanying statements of assets and liabilities, including the portfolio of investments by industry classification, of the Parnassus Income Trust (the "Trust") (comprising the Equity Income Fund, Fixed-Income Fund, and California Tax-Exempt Fund), as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Note 7) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The Parnassus Income Trust as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





Deloitte & Touche LLP

San Francisco, California

January 24, 2003


THE PARNASSUS INCOME TRUST


EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2002

                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  AIRLINES
        5,000     Southwest Airlines 2                                              0.0%        $         69,500
                  APPAREL
        6,000     Lillian Vernon Corp. 1                                                                  24,600
        4,000     Russell Corporation                                                                     66,960
        4,000     The Stride Rite Corp.                                                                   28,960
                  Total                                                             0.0%         $       120,520
                  AUTO PARTS
      110,000     Genuine Parts Company                                                                3,388,000
       12,100     Modine Manufacturing Co.                                                               213,928
                  Total                                                             1.3%         $     3,601,928
                  BANKING
        4,000     Bank One Corporation                                                                   146,200
        3,000     Dime Bancorp - Warrant                                                                     363
       31,000     First Republic - Preferred 8.875%                                                      787,090
      150,000     Golden State Bancorp - Preferred 9.125%                                              3,901,500
       10,000     Golden West Financial 2                                                                718,700
       15,000     Wells Fargo & Company                                                                  703,050
       40,000     Zions Capital - Preferred 8.000%                                                     1,047,600
                  Total                                                             2.7%          $    7,304,503
                  BIOTECHNOLOGY
        5,000     Applied Biosystems Group                                                                87,700
       10,000     Genentech, Inc. 1                                                                      331,600
                  Total                                                             0.2%        $        419,300
                  CHEMICALS
        1,000     Air Products & Chemicals                                                                42,750
        1,000     Millipore Corporation 1                                                                 34,000
        2,000     Wellman, Inc.                                                                           26,980
                  Total                                                             0.0%        $        103,730
                  COMPUTER PERIPHERALS
      391,500     Adaptec, Inc. 1, 2                                                                   2,211,975
        2,000     American Power Conversion 1                                                             30,300
       20,000     Avocent Corporation 1                                                                  444,400
      475,000     SonicWALL 1                                                                          1,724,250
                  Total                                                             1.6%         $     4,410,925
                  COMPUTER SYSTEMS
        3,000     International Business Machines                                                $       232,500
       38,200     RadiSys Corporation 1                                                                  304,836
                  Total                                                             0.2%         $       537,336
                  ELECTRIC UTILITIES
       38,500     IDACORP, Inc.                                                     0.3%         $       955,955
                  ELECTRONIC INSTRUMENTS
       10,000     Agilent Technologies, Inc. 1                                                           179,600
       60,400     Cognex Corporation 1                                                                 1,113,172
                  Total                                                             0.5%         $     1,292,772
                  ENTERTAINMENT
       95,600     Cedar Fair, L.P.                                                  0.8%          $    2,254,248
                  FINANCIAL SERVICES
      105,000     American Express Co.                                                                 3,711,750
      325,000     Charles Schwab Corp. 2                                                               3,526,250
       61,200     SEI Investments Company                                                              1,663,416
        2,000     SLM Corporation                                                                        207,720
                  Total                                                             3.3%          $    9,109,136




                  HEALTHCARE
       58,500     Cardinal Health, Inc. 2                                                              3,462,615
      100,000     IMS Health Inc.                                                                      1,600,000
      180,000     McKesson Corporation                                                                 4,865,400
       39,835     MedQuist Inc. 1                                                                        807,057
                  Total                                                             3.9%           $  10,735,072
                  HOME APPLIANCES
        3,000     Maytag Corporation                                                                      85,500
        1,000     Whirlpool Corporation                                                                   52,220
                  Total                                                             0.1%        $        137,720
                  HOME PRODUCTS
          700     Church & Dwight Co., Inc.                                                               21,301
       15,000     The Clorox Company                                                                     618,750
                  Total                                                             0.2%         $       640,051
                  INDUSTRIAL
       74,700     Baldor Electric Company                                                              1,475,325
       30,200     WD 40 Company                                                                          797,884
                  Total                                                             0.8%          $    2,273,209
                  INSURANCE
       45,800     Ambac Financial Grp., Inc.                                                      $    2,575,792
        2,700     Ambac Financial - Preferred 7.080%                                                      68,040
       75,000     American Int'l Group, Inc.                                                           4,338,750
       25,000     Chubb Corporation                                                                    1,305,000
        5,100     SAFECO Corporation                                                                     176,817
       50,000     St. Paul Companies, Inc. 2                                                           1,702,500
                  Total                                                             3.7%           $  10,166,899
                  INSURANCE BROKERS
      170,000     Arthur J. Gallagher & Co. 2                                                          4,994,600
        2,000     Marsh & McLennan Co., Inc.                                                              92,420
                  Total                                                             1.8%          $    5,087,020
                  MACHINERY
        1,000     Black & Decker Corp.                                                                    42,890
        1,000     Deere & Company 2                                                                       45,850
        1,000     Illinois Tool Works, Inc.                                                               64,860
      180,000     Snap-on Inc.                                                                         5,059,800
      108,500     The Stanley Works 2                                                                  3,751,930
                  Total                                                             3.3%          $    8,965,330
                  MEDICAL EQUIPMENT
      155,000     Becton Dickinson                                                                     4,756,950
       10,000     Boston Scientific Corp. 1                                                              425,200
      225,000     CYTYC Corporation 1                                                                  2,295,000
       10,000     DENSTPLY International, Inc.                                                           372,390
        5,000     Invacare Corporation                                                                   166,500
      101,300     Invitrogen Corp. 1                                                                   3,173,729
        5,000     Patterson Dental Co. 1                                                                 218,700
       44,600     Sybron Dental Specialties, Inc. 1                                                      664,540
                  Total                                                             4.4%           $  12,073,009
                  MICROELECTRONIC PROCESSING
      100,000     Applied Materials, Inc. 1                                                            1,303,000
       75,000     Credence Systems Corporation 1                                                         699,750
       60,000     Electro Scientific Industries, Inc. 1                                                1,200,000
      110,000     FEI Company 1                                                                        1,681,900
       12,500     Helix Technology Corp.                                                                 140,000
       60,000     Lam Research Corporation 1                                                             648,000
       59,532     Novellus Systems 1                                                             $     1,671,659
                  Total                                                             2.7%          $    7,344,309
                  NATURAL GAS
       55,000     AGL Resources Inc.                                                                   1,336,500
       10,000     Energen Corporation                                                                    291,000
       14,000     Equitable Resources, Inc.                                                              490,560
        2,900     Equitable Resources - Preferred 7.350%                                                  72,500
      205,000     Keyspan Energy Corp.                                                                 7,224,200
      131,600     New Jersey Resources 2                                                               4,167,772
       25,000     Northwest Natural Gas Co.                                                              676,500
       65,100     ONEOK Inc. 2                                                                         1,250,571
      140,000     Peoples Energy Corp. 2                                                               5,411,000
      375,000     TECO Energy, Inc. 2                                                                  5,801,250
      117,300     UGI Corporation                                                                      4,385,847
       11,900     WGL Holdings Inc.                                                                      284,648
                  Total                                                            11.5%          $   31,392,348
                  OFFICE EQUIPMENT
       40,000     Pitney Bowes, Inc.                                                0.5%          $    1,306,400
                  OIL
        4,000     Sunoco, Inc.                                                      0.0%        $        132,720
                  PACKAGED FOODS
       10,000     Sara Lee Corp.                                                    0.1%        $        225,100
                  PHARMACEUTICALS
       50,000     Eli Lilly & Co.                                                                      3,175,000
      150,000     Johnson & Johnson                                                                    8,056,500
       11,000     MedImmune, Inc. 1                                                                      298,870
      110,000     Merck & Company                                                                      6,227,100
       30,000     Mylan Laboratories                                                                   1,047,000
      210,000     Pfizer Inc.                                                                          6,419,700
                  Total                                                             9.2%           $  25,224,170
                  PRINTING
      118,300     Banta Corp.                                                       1.4%          $    3,699,241
                  PUBLISHING
        1,000     Gannett Co.                                                                             71,800
        5,500     Knight-Ridder, Inc. 1                                                                  347,270
      100,000     McGraw-Hill
                  Companies, Inc.                                                                      6,044,000
                  Total                                                             2.4%          $    6,463,070
                  RESTAURANTS
       40,000     Bob Evans Farms, Inc.                                             0.3%         $       934,000
                  RETAILING
      100,000     Costco Wholesale Corp. 1                                                             2,806,000
          500     Ethan Allen Interiors Inc.                                                              17,185
       25,000     Longs Drug Stores Corp.                                                                518,500
       50,000     Target Corporation                                                                   1,500,000
                  Total                                                             1.8%         $     4,841,685
                  SEMICONDUCTORS
      700,000     Agere Systems, Inc. 1                                                                1,008,000
       80,000     Advanced Micro Devices, Inc. 1, 2                                                      516,800
        9,165     Altera Corporation 1                                                                   113,096
      400,000     Intel Corporation                                                                    6,228,000
      450,000     LSI Logic Corporation 1                                                              2,596,500
    1,000,000     Vitesse Semiconductor 1                                                              2,185,000
        1,000     Xilinx, Inc. 1                                                                          20,600
                  Total                                                             4.7%           $  12,667,996
                  SOFTWARE - SERVICES
      120,000     Cadence Design Systems 1                                                             1,414,800
      512,500     Mentor Graphics Corp. 1, 2                                                           4,028,250
      500,000     ONYX Software Corp. 1, 2                                                               775,000
        5,000     PeopleSoft, Inc. 1, 2                                                                   91,500
                  Total                                                             2.4%          $    6,309,550
                  TELECOMMUNICATIONS EQUIPMENT
        5,000     ADC Telecommunications 1                                                                10,450
      575,000     Cisco Systems, Inc. 1                                                                7,532,500
      125,000     JDS Uniphase Corp. 1, 2                                                                308,750
       60,000     Nokia Corp.                                                                            930,000
                  Total                                                             3.3%         $     8,781,700
                  TELECOMMUNICATIONS SERVICE
      110,000     BellSouth Corporation                                                                2,845,700
       75,000     SBC Communications Inc.                                                              2,033,250
       80,000     Verizon Communications Inc.                                                          3,100,000
                  Total                                                             2.9%          $    7,978,950
                  WATER UTILITIES
        6,250     Philadelphia Suburban Corp.                                       0.0%          $      128,750

                  Total common stocks (cost $198,981,750)                          72.3%           $ 197,688,152





    Principal                                                                 Percent of
------------------------------------------------------------------------------------------------------------------------------------
     Amount $     Convertible Bonds                                           Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
    2,000,000     Adaptec Inc.
                  4.750%, due 02/01/04                                                           $     1,921,220
      524,000     Agere Systems, Inc.
                  6.500%, due 12/15/09                                                                   403,889
    2,000,000     LSI Logic Inc.
                  4.250%, due 03/15/04                                                                 1,909,120
    4,500,000     LSI Logic Inc.
                  4.000%, due 02/15/05                                                                 4,015,665
    9,000,000     Mentor Graphics Corp.
                  6.875%, due 06/15/07                                                                 7,275,060
    1,665,000     ONI Systems Corp.
                  5.000%, due 10/15/05                                                                 1,485,030
    4,715,000     Quantum Corp.
                  7.000%, due 8/01/04                                                                  4,031,325
    1,000,000     RadiSys Corporation
                  5.500%, due 08/15/07                                                                   831,280
      125,801     TranSwitch Corporation
                  4.500%, due 09/12/05                                                                    73,412
    3,250,000     Vitesse Semiconductor Corporation
                  4.000%, due 03/15/05                                                                2,697,110

                  Total convertible bonds (cost $23,248,625)                        9.0%         $   24,643,111

                  Total investment in common stocks and
                  convertible bonds (cost $222,230,375)                            81.3%            $222,331,263

    Principal                                                                 Percent of
------------------------------------------------------------------------------------------------------------------------------------
     Amount $     Short-Term Investments                                      Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. Government Agency Discount Notes
    7,000,000     Federal National Mortgage Association
                  Zero Coupon,
                  1.270% equivalent,
                  matures 01/02/03 2                                                              $    6,999,506
    5,000,000     Federal Home Loan Bank
                  Zero Coupon,
                  1.260% equivalent,
                  matures 01/03/03 2                                                                   4,999,475
   16,000,000     Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.280% equivalent,
                  matures 01/14/03 2                                                                  15,992,036
   10,000,000     Federal Home Loan Bank
                  Zero Coupon,
                  1.260% equivalent,
                  matures 01/17/03                                                                     9,994,050
                  Total (cost $37,985,067)                                         13.9%          $   37,985,067

                  Repurchase Agreements
   30,779,486     Bank of America Securities LLC Triparty Repurchase Agreement
                  (Repurchase agreement with BofA Securities dated 12/31/02, effective yield is 1.380%, matures 01/02/03, 3 collateralized by Bank of America Mortgage Securities CMO,
                  par value $32,318,461, 11/25/32, total market
                  value $32,318,461)  (cost $30,779,486)                           11.3%           $  30,779,486




    Principal                                                                 Percent of
------------------------------------------------------------------------------------------------------------------------------------
     Amount $     Short-Term Investments                                      Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  Registered Investment Companies - Money Market Funds
      254,376     Goldman Sachs FSGovernment Fund                                               $        254,376
       40,905     Janus Government Fund                                                                   40,905
      111,688     Scudder Government Fund                                                                111,688
                  Total (cost $406,969)                                             0.1%        $        406,969

                  Floating Rate Securities
    2,500,000     American Honda Finance
                  variable rate 1.414%,
                  matures 07/09/03 3                                                                   2,499,250
      500,000     Bear Stearns Co. FO MTN
                  variable rate 1.473%,
                  matures 02/03/03 3                                                                     500,000
    2,500,000     Washington Mutual Bank, FA FCD
                  variable rate 1.430%,
                  matures 11/26/03 3                                                                   2,500,000
                  Total (cost $5,499,250)                                           2.0%         $     5,499,250

                  Community Development Loans 4
     100,000      Boston Community Loan Fund
                  (cost $100,000)                                                   0.0%       $          97,025

                  Commercial Paper
    3,125,000     AGA Capital Inc.
                  variable rate 1.800%,
                  matures 01/03/03 3                                                              $    3,124,375
   13,000,000     Duke Capital Corporation
                  variable rate 1.450%,
                  matures 01/02/03 3                                                                  12,998,953
    5,000,000     Household Financial Corp.
                  variable rate 1.600%,
                  matures 01/06/03 3                                                                   4,998,667
                  Total (cost $21,121,995)                                          7.8%          $   21,121,995

                  Total short-term securities (cost $95,892,767)                   35.1%           $ 95,889,792

                  Total securities (cost $318,123,142)                            116.4%           $318,221,055
                  Payable upon return of securities loaned                       - 21.0%            (57,400,731)
                  Other assets and liabilities - net                                4.6%              12,609,105
                  Total net assets                                                100.0%            $273,429,429

1  These securities are non-income producing.

2 This security or partial position of this security is on loan at December 31, 2002 (Note 1). The total value of securities on loan at December 31, 2002 was $52,688,589.

3 This security was purchased with cash collateral held from securities lending.

4 Market value adjustments have been made on these securities to reflect early withdrawal/call penalties.

    Fund holdings will vary over time.

    Fund shares are not FDIC insured.

THE PARNASSUS INCOME TRUST


EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2002

Assets
Investments in securities, at market value
   (identified cost $222,230,375) (Note 1)                        $ 222,331,263
Temporary investments in short-term securities
   (identified cost $95,892,767)                                     95,889,792
Cash                                                                 10,632,148
Receivables:
  Receivables from brokers                                              635,140
  Dividends and interest                                                705,873
  Capital shares sold                                                 2,257,089
Other assets                                                             26,922
       Total assets                                               $ 332,478,227

Liabilities
Payable upon return of securities loaned                             57,400,731
Distributions payable                                                    21,377
Payable for securities purchased                                        466,527
Capital shares redeemed                                                 928,223
Fees payable to Parnassus Investments                                   171,742
Accounts payable and accrued expenses                                    60,198
       Total liabilities                                          $  59,048,798

Net assets (equivalent to $21.20
 per share based on 12,894,943
 shares  of  capital   stock
 outstanding)                                                      $273,429,429

Net assets consist of
Undistributed net investment income                                   1,674,281
Unrealized appreciation on investments                                   97,913
Accumulated net realized loss                                        (3,386,527)
Capital paid-in                                                     275,043,762
           Total net assets                                        $273,429,429

Computation of net asset value and
 offering price per share
Net asset value and offering price per share
 ($273,429,429 divided by 12,894,943 shares)                     $        21.20

THE PARNASSUS INCOME TRUST


EQUITY INCOME FUND

STATEMENT OF OPERATIONS

DECEMBER 31, 2002

Investment Income
Dividends                                                        $    1,819,900
Interest                                                              3,455,686
       Total investment income                                   $    5,275,586

Expenses
Investment advisory fees (Note 5)                                     1,112,689
Transfer agent fees (Note 5)                                            158,277
Fund administrative expense (Note 5)                                     56,827
Service provider fees (Note 5)                                          123,935
Reports to shareholders (Note 5)                                         52,664
Registration fees and expenses                                           23,776
Professional fees (Note 5)                                               66,661
Custody fees (Note 5)                                                    41,576
Trustee fees and expenses (Note 5)                                        7,142
Other expenses                                                           31,456
   Total expenses before fee waiver                                   1,675,003
   Fees paid indirectly (Note 5)                                       (117,230)
   Net expenses                                                 $     1,557,773
           Net investment income                                $     3,717,813

Realized and Unrealized Gain on Investments
Realized loss from security transactions:
   Proceeds from sales                                               50,877,559
   Cost of securities sold                                          (54,264,085)
       Net realized loss                                         $   (3,386,526)

Change in unrealized appreciation of securities:
   Beginning of period                                                6,146,201
   End of period                                                         97,913
    Net change in unrealized appreciation of securities          $   (6,048,288)

Net realized and unrealized loss on securities                   $   (9,434,814)

Net decrease in net assets resulting from operations             $   (5,717,001)

THE PARNASSUS INCOME TRUST


EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2002 AND 2001


                                              YEAR ENDED            YEAR ENDED
                                      DECEMBER 31, 2002      DECEMBER 31, 2001
-------------------------------------------------------------------------------
From operations
Net investment income                   $     3,717,813         $    1,960,923
Net realized (loss) gain from
 security transactions                       (3,386,526)             3,848,785
Net change in unrealized
 appreciation of securities                  (6,048,288)               640,712

(Decrease) increase in
  net assets resulting
  from operations                       $    (5,717,001)        $    6,450,420

Dividends to shareholders
From net investment income                   (2,512,266)            (1,332,985)
From realized capital gains                  (1,660,312)            (2,087,893)

Increase in net assets from
 capital share transactions                 197,818,255             27,050,704

   Increase in net assets                $  187,928,676          $  30,080,246

Net assets
Beginning of period                          85,500,753             55,420,507
End of period
   including undistributed
   net investment income
   of $1,674,281 in 2002 and
   $627,938 in 2001                      $ 273,429,429           $  85,500,753


THE PARNASSUS INCOME TRUST


FIXED-INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2002
    Principal                                                                 Percent of
     Amount $     Corporate Bonds                                             Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  FINANCIAL SERVICES
      500,000     Bank One Corporation
                  Notes, 6.000%, due 02/17/09                                                     $      536,770
      500,000     Goldman Sachs Group
                  Notes, 6.650%, due 05/15/09                                                            555,330
      500,000     Norwest Financial Inc.
                  Notes, 6.850%, due 07/15/09                                                            561,740
                  Total                                                             8.7%           $   1,653,840
                  HEALTHCARE
      500,000     Cardinal Health, Inc.
                  Notes, 6.250%, due 07/15/08                                                            559,480
      705,000     UnitedHealth Group
                  Notes, 5.200%, due 01/17/07                                                            744,198
                  Total                                                             6.8%           $   1,303,678
                  INDUSTRIAL
      500,000     Illinois Tool Works
                  Notes, 5.750%, due 03/01/09                                       2.9%          $      550,420
                  INSURANCE
      540,000     Ambac Financial Group, Inc.
                  Debentures, 9.375%, due 08/01/11                                                       685,033
      700,000     International Lease Finance Corporation
                  Notes, 5.625%, due 06/01/07                                                            730,198
                  Total                                                             7.4%          $    1,415,231
                  RETAIL
      400,000     Target Corporation
                  Notes, 7.500%, due 08/15/10                                       2.5%          $      473,028
                  TELECOMMUNICATONS
      500,000     U.S. West Capital Funding Inc.
                  Notes, 6.500%, due 11/15/18                                                            270,000
      400,000     Verizon Communications
                  Notes, 7.375%, due 09/01/06                                                            440,684
                  Total                                                             3.7%         $       710,684
                  UTILITIES
      600,000     KeySpan Gas East
                  Notes, 7.875%, due 02/01/10                                       3.7%         $       712,836

                  Total corporate bonds (cost $6,572,652)                          35.7%          $    6,819,717





    Principal                                                                 Percent of
     Amount $     Convertible Bonds                                           Net Assets            Market Value
-----------------------------------------------------------------------------------------------------------------------------------
    1,000,000     Agere Systems, Inc.
                  6.500%, due 12/15/09                                                           $       770,780
      600,000     LSI Logic Inc.
                  4.000%, due 02/15/05                                                                   535,422
    1,000,000     Quantum Corp.
                  7.000%, due 8/01/04                                                                    855,000
      790,199     TranSwitch Corporation
                  4.500%, due 09/12/05                                                                   461,129
                  Total convertible bonds
                  (cost $2,247,371)                                                13.7%           $   2,622,331

                  U.S. Government Agency Securities
      500,000     Federal Home Loan Mortgage Corp.
                  6.510%, due 01/08/07                                                                   570,125
    2,000,000     Federal Home Loan Mortgage Corp.
                  6.375%, due 08/01/11                                                                 2,189,020
    2,000,000     Federal National Mortgage Association
                  5.500%, due 10/18/11                                                                 2,079,180
    1,000,000     Federal National Mortgage Association
                  5.500%, due 07/18/12                                                                 1,042,810
      500,000     Federal National Mortgage Association
                  6.140%, due 11/25/05                                                                   554,830
                  Total U.S. Government Agency securities
                  (cost $6,239,158)                                                33.8%          $   6,435,965

                  Total investments in corporate bonds, convertible bonds
                  and U.S. Government Agency securities
                  (cost $15,059,181)                                               83.2%           $ 15,878,013

    Principal                                                                 Percent of
     Amount $     Short-Term Investments                                      Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. Government Agency Discount Notes
      600,000     Federal Home Loan Bank
                  Zero Coupon,
                  1.260% equivalent,
                  matures 01/03/03
                  (cost $599,937)                                                   3.1%          $      599,937

                  Registered Investment Companies - Money Market Funds
      207,944     Goldman Sachs FSGovernment Fund                                                       207,944
      794,362     Janus Government Fund                                                                  794,362
        1,243     Scudder Government Fund                                                                  1,243
                  Total (cost $1,003,549)                                           5.3%          $   1,003,549

                  Total short-term securities (cost $1,603,486)                     8.4%          $   1,603,486

                  Total securities (cost $16,662,667)                              91.6%          $  17,481,499
                  Other assets and liabilities - net                                8.4%               1,610,102
                  Total net assets                                                100.0%            $ 19,091,601





         Fund holdings will vary over time.

         Fund shares are not FDIC insured.


THE PARNASSUS INCOME TRUST


FIXED-INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2002

Assets
Investments in securities, at market value
   (identified cost $15,059,181) (Note 1)                         $  15,878,013
Temporary investments in short-term securities
   (at cost which approximates market value)                          1,603,486
Cash    1,242,351
Receivables:
   Interest receivable                                                  308,673
   Capital shares sold                                                   59,686
Other assets                                                             30,630
       Total assets                                               $  19,122,839

Liabilities
Fees payable to Parnassus Investments                                    10,649
Payable for shares redeemed                                              10,009
Accounts payable and accrued expenses                                    10,580
       Total liabilities                                         $       31,238

Net assets (equivalent to $15.88 per
 share based on 1,202,243
 shares  of  capital   stock
 outstanding)                                                     $  19,091,601

Net assets consist of
Undistributed net investment income                                      20,047
Unrealized appreciation on securities                                   818,832
Accumulated net realized loss                                          (302,298)
Capital paid-in                                                      18,555,020
           Total net assets                                       $  19,091,601

Computation of net asset value and offering
 price per share Net asset value and
 offering price per share
 ($19,091,601 divided by 1,202,243 shares)                        $       15.88

THE PARNASSUS INCOME TRUST


FIXED-INCOME FUND

STATEMENT OF OPERATIONS

DECEMBER 31, 2002

Investment income
Interest                                                         $     961,979
   Total investment income                                       $     961,979

Expenses
Investment advisory fees (Note 5)                                      78,037
Transfer agent fees (Note 5)                                           31,072
Fund administrative expense (Note 5)                                    8,807
Reports to shareholders                                                 6,077
Registration fees and expenses                                         16,359
Professional fees                                                      14,309
Custody fees                                                            1,571
Trustee fees and expenses                                                 882
Other expenses                                                         11,506
   Total expenses before fee waiver                                   168,620
Fees waived by Parnassus Investments (Note 5)                         (42,853)
   Net expenses                                                 $     125,767
       Net investment income                                    $     836,212

Realized and Unrealized Loss on Investments
Realized gain from security transactions:
   Proceeds from sales                                               7,766,030
   Cost of securities sold                                          (7,707,122)
       Net realized gain                                         $      58,908

Change in unrealized depreciation of securities:
   Beginning of period                                               (159,091)
   End of period                                                       818,832
    Net change in unrealized depreciation of securities          $     977,923

Net realized and unrealized gain on securities                   $   1,036,831

Net increase in net assets resulting from operations             $   1,873,043

THE PARNASSUS INCOME TRUST


FIXED-INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2002 AND 2001


                                            YEAR ENDED               YEAR ENDED
                                     DECEMBER 31, 2002        DECEMBER 31, 2001
-------------------------------------------------------------------------------
From operations
Net investment income                 $       836,212            $      688,463
Net realized gain (loss) from
  security transactions                        58,908                  (177,792)
Net change in unrealized
  depreciation of securities                  977,923                   636,668

Increase in net assets resulting
   from operations                     $    1,873,043            $    1,147,339

Dividends to shareholders
From net investment income                  (847,626)                  (657,002)

Increase in net assets from
  capital share transactions               5,118,714                  2,148,521

Increase in net assets                $    6,144,131             $    2,638,858

Net assets
Beginning of period                       12,947,470                 10,308,612
End of period
 (including undistributed net
  investment income of $20,047
  in 2002 and $31,461 in 2001)         $  19,091,601              $  12,947,470



THE PARNASSUS INCOME TRUST


CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2002

----------------------------------------------------------------------------------------------------------------------------------
    Principal                                                                 Percent of
     Amount $     Municipal Bonds                                             Net Assets            Market Value
----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION
      500,000     California State Education-Santa Clara University
                  5.250%, due 09/01/18                                                            $      562,555
      300,000     Folsom School District
                  5.650%, due 08/11/11                                                                   343,623
      450,000     Los Altos Unified School District
                  5.250%, due 08/01/10                                                                   510,300
      440,000     Los Angeles Unified School District
                  5.500%, due 08/01/13                                                                   477,721
      450,000     Morgan Hill Unified School District
                  4.900%, due 08/01/13                                                                   491,504
      250,000     Murrieta Valley Unified School District
                  5.500%, due 09/01/10                                                                   271,163
      410,000     Sacramento Unified School District
                  5.750%, due 07/01/17                                                                   491,934
      600,000     Santa Monica Unified School District
                  5.400%, due 08/01/11                                                                   675,534
      500,000     Saratoga Unified School District
                  5.125%, due 09/01/15                                                                   562,070
                  Total                                                            16.8%           $   4,386,404
                  ENVIRONMENT
      400,000     California Department of Water Resources Central Valley Projects
                  5.125%, due 12/01/16                                                                   433,580
    1,100,000     California Department of Water Resources
                  Power Supply Revenues
                  5.500%, due 05/01/09                                                                 1,226,060
      500,000     Central Coast Water
                  5.000%, due 10/01/16                                                                   540,325
      315,000     Los Angeles City Public Works - Parks
                  5.500%, due 10/01/12                                                                   339,743
      200,000     Los Angeles Wastewater System
                  5.500%, due 06/01/12                                                           $       234,310
      200,000     Los Angeles Wastewater System
                  5.000%, due 06/01/11                                                                   207,390
                  Total                                                            11.4%          $    2,981,408
                  GENERAL OBLIGATION
    1,000,000     State of California
                  6.600%, due 02/01/09                                                                 1,173,820
      700,000     State of California
                  6.100%, due 10/01/09                                                                   810,992
    1,000,000     State of California
                  5.000%, due 03/01/08                                                                 1,090,470
      300,000     Oakland General Obligation
                  5.500%, due 12/15/11                                                                   342,129
                  Total                                                            13.1%         $     3,417,411
                  HEALTH CARE
      400,000     California Health Facilities-Kaiser Permanente
                  5.000%, due 10/01/08                                                                   451,860
      415,000     Loma Linda Hospital
                  4.850%, due 12/01/10                                                                   463,497
                  Total                                                             3.5%         $       915,357
                  HOUSING
      850,000     California StatewideCommunity Redevelopment
                  5.500%, due 08/01/15                                                                   909,415
      275,000     Los Angeles Community Redevelopment
                  5.000%, due 07/01/13                                                                   314,757




      200,000     University of California Housing
                  5.500%, due 11/01/10                                                                   211,024
                  Total                                                             5.5%          $    1,435,196
                  INFRASTRUCTURE IMPROVEMENTS
    1,000,000     CA Public Works - UCLA Hospital
                  5.375%, due 10/01/13                                                            $    1,142,330
      960,000     CA Public Works - Community Colleges
                  5.500%, due 12/01/09                                                                 1,085,885
      910,000     CA Statewide Communities Development -
                  EAH-East Campus Apartments
                  4.500%, due 08/01/10                                                                   941,896
      600,000     La Quinta Redevelopment Agency
                  7.300%, due 09/01/11                                                                   778,266
      350,000     Metro Water District - Southern California
                  5.250%, due 07/01/15                                                                   384,086
      500,000     San Francisco Golden Gate Park Improvement
                  4.750%, due 06/15/19                                                                   513,835
                  Total                                                            18.5%          $    4,846,298
                  PUBLIC TRANSPORTATION
    1,000,000     Contra Costa Transit Authority
                  4.000%, due 03/01/09                                                                 1,073,010
      325,000     Los Angeles Metro Transit Authority
                  5.500%, due 07/01/10                                                                   354,627
      250,000     Los Angeles Metro Transit Authority
                  5.000%, due 07/01/13                                                                   289,878
      350,000     San Francisco International Airport
                  5.000%, due 05/01/07                                                                   391,283
      390,000     San Francisco Bay Area Rapid Transit
                  5.500%, due 07/01/07                                                           $       446,564
      400,000     San Francisco Bay Area Rapid Transit
                  5.250%, due 07/01/13                                                                   436,372
                  Total                                                            11.4%          $    2,991,734

                  Total investments in  municipal bonds (cost $19,955,022)         80.2%           $ 20,973,808

    Principal                                                                 Percent of
------------------------------------------------------------------------------------------------------------------------------------
     Amount $     Short-Term Investments                                      Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  Registered Investment Companies - Money Market Funds
      298,677     Highmark California Tax-Exempt Fund                                                   298,677
    1,000,558     Goldman Sachs California Tax-Exempt Fund                                            1,000,558
       64,067     California InvestmentTrust Tax Free Fund                                                64,067
                  Total (cost $1,363,302)                                           5.2%          $    1,363,302

                  Floating Rate Securities
      800,000     Modesto-Stockton-Redding Public Power Agency -
                  San Juan Project
                  variable rate 1.450%, due 07/01/22                                             $       800,000
    1,000,000     East Bay California Municipal Utility  District - Water System
                  variable rate 1.400%, due 06/01/25                                                   1,000,000
    2,000,000     Sacramento County California - Administrative
                  Center & Courthouse Project
                  variable rate 1.450%, due 06/01/20                                                   2,000,000
                  Total (cost $3,800,000)                                          14.5%           $   3,800,000

                  Total short-term securities  (cost $5,163,302)                   19.7%         $    5,163,302

                  Total securities (cost $25,118,324)                              99.9%          $   26,137,110
                  Other assests and liabilities - net                               0.1%                  25,719
                  Total net assets                                                100.0%           $ 26,162,829


   Fund holdings will vary over time.

   Fund shares are not FDIC insured.


THE PARNASSUS INCOME TRUST


CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2002

Assets
Investments in securities, at market value
   (identified cost $19,955,022) (Note 1)                         $ 20,973,808
Temporary investments in short-term securities
   (at cost, which approximates market)                             5,163,302
Receivables:
   Interest receivable                                                310,473
   Capital shares sold                                                 17,597
   Other assets                                                           502
       Total assets                                              $ 26,465,682

Liabilities
Fees payable to Parnassus Investments                                   5,506
Distributions payable                                                   7,170
Capital shares redeemed                                               281,047
Accounts payable and accrued expenses                                   9,130
       Total liabilities                                       $      302,853
Net assets (equivalent to $17.19
 per share based on 1,521,864.413
 shares  of  capital  stock
 outstanding)                                                    $  26,162,829

Net assets consist of
Undistributed net investment income                                     20,776
Unrealized appreciation on investments                               1,018,786
Accumulated net realized gain (loss)                                        --
Capital paid-in                                                     25,123,267
           Total net assets                                      $  26,162,829

Computation of net asset value and
 offering price per share Net asset value and
 offering price per share
   ($26,162,829 divided by 1,521,864.413 shares)                $        17.19

THE PARNASSUS INCOME TRUST


CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS

DECEMBER 31, 2002

Investment income
Interest                                                         $     937,827
   Total investment income                                       $     937,827

Expenses
Investment advisory fees (Note 5)                                     112,015
Transfer agent fees (Note 5)                                           11,316
Fund administrative expense (Note 5)                                   14,367
Reports to shareholders                                                12,330
Registration fees and expenses                                          1,569
Professional fees                                                      21,016
Custody fees                                                            3,158
Trustee fees and expenses                                               3,219
Other expenses                                                         32,979
   Total expenses before fee waiver                                   211,969
Fees waived by Parnassus Investments (Note 5)                         (47,864)
   Total expenses                                               $     164,105
       Net investment income                                    $     773,722

Realized and Unrealized Gain on Securities
Realized gain from security transactions:
   Proceeds from sales                                              9,310,941
   Cost of securities sold                                         (8,985,747)
       Net realized gain                                        $     325,194

Change in unrealized appreciation of securities:
   Beginning of period                                                332,701
   End of period                                                    1,018,786
       Net change in unrealized appreciation
        of securities                                           $     686,085

Net realized and unrealized gain on securities                   $  1,011,279

Net increase in net assets resulting from operations             $  1,785,001

THE PARNASSUS INCOME TRUST


CALIFORNIA TAX-EXEMPT FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2002 AND 2001


                                           YEAR ENDED               YEAR ENDED
                                    DECEMBER 31, 2002         DECEMBER 31, 2001
-------------------------------------------------------------------------------
From operations
Net investment income               $        773,722         $         775,578
Net realized gain from
 security transactions                      325,194                    175,571
Net change in unrealized
 appreciation of securities                 686,085                   (467,311)

Increase in net assets
  resulting from operations          $    1,785,001            $       483,838

Dividends to shareholders
From net investment income                 (761,866)                  (768,944)
From realized capital gains                (370,679)                  (130,468)

Increase in net assets from
  capital share transactions              6,619,410                  2,120,417

       Increase in net assets       $     7,271,866             $    1,704,843

Net assets
Beginning of period                      18,890,963                 17,186,120
End of period
   (including undistributed
    net investment income
    of $20,776 in 2002 and
    $11,530 in 2001)                 $  26,162,829               $  18,890,963

THE PARNASSUS INCOME TRUST


NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies
     The Parnassus Income Trust (the "Trust"), formerly The Parnassus Income Fund, organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate funds, each offering separate shares. The Equity Income Fund, formerly the Balanced Portfolio, changed its primary investment objective from current income and capital preservation to current income and capital appreciation; this change was effective on March 31, 1998. The Trust began operations on August 31, 1992. The following is a summary of significant accounting policies of the Trust.

     Securities Valuation: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the Nasdaq's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. Short-term securities are money market instruments and are valued at amortized cost, which approximates market value. Certain other investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.

     Federal Income Taxes: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders; therefore, no federal income tax provision is required.

     Securities Transactions: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Dividends to Shareholders: Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital gain dividends once a year. The Fixed-Income and California Tax-Exempt Funds pay income dividends monthly and capital gain dividends annually.

     Investment Income and Expenses: Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

     Securities Lending: The Equity Income Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, this fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Income from securities lending is included in interest income on the Statement of Operations.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Trust's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Tax Matters and Distributions
     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Trust, timing differences and differing characterization of distributions made by the Trust.

     Permanent differences incurred during the year ended December 31, 2002, resulting from differences in book and tax accounting, that have been reclassified at year-end to undistributed net investment income, undistributed net realized gain (loss) and capital paid-in were as follows:

                                                                    Undistributed Net       Undistributed Net      Capital
     Fund                                                           Investment Income       Realized Gain (Loss)    Paid-in
------------------------------------------------------------------------------------------------------------------------------------
     The Parnassus Income Trust - Equity Income Fund                      $ (159,204)              $ (87,237)    $ 246,441
     The Parnassus Income Trust - California Tax-Exempt Fund            $     (2,610)              $    2,610 $        --

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

     Capital Loss Carryforwards: At December 31, 2002 the following Funds had available for federal income tax purposes unused capital losses as follows:

     FUND                                                EXPIRING IN 2010    EXPIRING IN 2009    EXPIRING IN 2008   EXPIRING IN 2007
------------------------------------------------------------------------------------------------------------------------------------
     The Parnassus Income Trust - Equity Income Fund     $ 1,689,582         $         --       $          --       $          --
     The Parnassus Income Trust - Fixed-Income Fund      $        --         $    177,792       $     124,079       $         427

     Post October Loss: Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002 the Parnassus Income Trust - Equity Income Fund elected to defer capital losses occurring between November 1 and December 31, 2002 in the amount of $1,050,472.

3.   Capital Stock
     Equity Income Fund: As of December 31, 2002, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $275,043,762. Transactions in capital stock (shares) were as follows:

                                                                           Year Ended                   Year Ended
                                                                    December 31, 2002             December 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
     Shares sold                                           11,026,793    $237,856,300    1,491,453      $33,005,563
     Shares issued through dividend reinvestment              180,091       3,803,779      141,860        3,129,206
     Shares repurchased                                   (2,112,055)    (43,841,824)    (413,272)      (9,084,065)
     Net increase                                           9,094,829    $197,818,255    1,220,041     $ 27,050,704


     Fixed-Income Fund: As of December 31, 2002, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $18,555,020. Transactions in capital stock (shares) were as follows:
                                                                           Year Ended                   Year Ended
                                                                    December 31, 2002             December 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
------------------------------------------------------------------------------------------------------------------------------------
     Shares sold                                              469,465$      7,147,110      318,378    $   4,817,400
     Shares issued through dividend reinvestment               46,188         703,766       36,504          547,944
     Shares repurchased                                     (179,931)     (2,732,162)    (214,576)      (3,216,823)
     Net increase                                             335,722$      5,118,714      140,306    $   2,148,521



     California Tax-Exempt Fund: As of December 31, 2002, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $25,123,267. Transactions in capital stock (shares) were as follows:
                                                                           Year Ended                   Year Ended
                                                                    December 31, 2002             December 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
----------------------------------------------------------------------------------------------------------------------------------
     Shares sold                                              805,150  $   13,182,672      510,482   $    8,666,316
     Shares issued through dividend reinvestment               59,347       1,012,363       47,332          800,752
     Shares repurchased                                     (480,179)     (7,575,625)    (437,132)      (7,346,651)
     Net increase                                             384,318 $     6,619,410      120,682   $    2,120,417

4.   Purchases and Sales of Securities
     Equity Income Fund: Purchases and sales of securities were $267,121,385 and $50,877,559, respectively, for the year ended December 31, 2002. For federal income tax purposes, the aggregate cost of securities and unrealized depreciation at December 31, 2002 were $318,769,615 and $548,560, respectively. Of the $548,560 of net unrealized depreciation at December 31, 2002, $10,459,785 related to appreciation of securities and $11,008,345 related to depreciation of securities.

     Fixed-Income Fund: Purchases and sales of securities were $10,843,048 and $7,766,030, respectively, for the year ended December 31, 2002. For federal income tax purposes, the aggregate cost of securities and unrealized depreciation at December 31, 2002 were the same as for financial statement purposes. Of the $818,832 of net unrealized appreciation at December 31, 2002, $1,118,289 related to appreciation of securities and $299,457 related to depreciation of securities.

     California Tax-Exempt Fund: Purchases and sales of securities were $11,046,160 and $9,310,941, respectively, for the year ended December 31, 2002. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 2002 were 25,115,089 and 1,018,786, respectively. Of the $1,018,786 of net unrealized appreciation at December 31, 2002, $1,061,145 related to appreciation of securities and $42,359 related to depreciation of securities.

5.   Investment Advisory Agreement and Transactions with Affiliates

     Under terms of an agreement which provides for furnishing investment management and advice to the Trust, Parnassus Investments is entitled to receive fees payable monthly, based on the Trust's average daily net assets for the month, at the following annual rates:

     Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. Fixed-Income Fund and California Tax-Exempt Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000.

     Fees paid by the Equity Income Fund to Parnassus Investments under the agreement totaled $1,112,689 for the year ended December 31, 2002. For the year ended December 31, 2002, Parnassus Investments agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund. Beginning February 1, 2002, Parnassus Investments will no longer reduce its investment advisory fee for the Equity Income Fund.

     As a result of this fee waiver, the following were actually charged in 2002. For the Fixed-Income Fund, the investment advisory fee was 0.23%. Parnassus Investments received net advisory fees totaling $35,184 from the Fixed-Income Fund for the year ended December 31, 2002. For the California Tax-Exempt Fund, the investment advisory fee was 0.29%. Parnassus Investments received net advisory fees totaling $64,151 from the California Tax-Exempt Fund for the year ended December 31, 2002.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the three funds, Parnassus Investments received fees paid by the Trust totaling $280,665 for the year ended December 31, 2002. The transfer agent fee was $2.70 per month per account (for an aggregate amount of $200,665 for the year ended December 31, 2002) and the fund administration fee was $6,667 per month (for an aggregate amount of $80,000 for the year ended December 31, 2002).

     Equity Income Fund: Included in the statement of operations under the caption "Custody fees" are expenses totaling $34,447 for the year ended December 31, 2002. Included in the statement of operations under the caption "Reports to shareholders" are expenses totaling $24,701 for the year ended December 31, 2002. Included in the statement of operations under the caption "Professional fees" are expenses totaling $58,082 for the year ended December 31, 2002. These amounts, in aggregate, are $117,230 and were paid for the Equity Income Fund by a third-party broker-dealer.

     Jerome L. Dodson is the President of the Trust and is the majority stockholder of Parnassus Investments.

6.   Geographic and Industry Concentration Risk Factors
     The California Tax-Exempt Fund primarily invests in debt obligations issued by the State of California and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. There are certain risks arising from the concentration of investments in California municipal securities. The California Tax-Exempt Fund is more susceptible to factors adversely affecting issuers of California municipal securities than a fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

7.   Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

-----------------------------------------------------------------------------------------------------------------------------------
     Equity Income Fund                                       2002        2001        2000         1999       1998
-----------------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year                 $  22.50     $ 21.48      $23.13      $20.13      $ 20.68
     Income (loss) from investment operations:
     Net investment income                                    0.49       0.67         0.33        0.24         0.75
     Net realized and unrealized gain on securities         (1.32)       1.43         1.06        4.26         1.49
       Total income (loss) from investment operations       (0.83)       2.10         1.39        4.50         2.24
     Distributions:
     Dividends from net investment income                   (0.29)      (0.45)      (0.36)       (0.26)      (0.73)
     Distributions from net realized gains                  (0.18)      (0.63)      (2.68)       (1.24)      (2.06)
       Total distributions                                  (0.47)      (1.08)      (3.04)       (1.50)      (2.79)
     Net asset value at end of year                       $  21.20      $22.50      $21.48      $23.13      $ 20.13
     Total return                                          (3.69%)       9.97%       6.36%       22.78%      11.05%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*       0.96%       1.00%       0.97%        1.08%       1.05%
     Decrease reflected in the above expense ratios due to
       expenses waived by Parnassus Investments                 .--      0.18%       0.18%        0.19%       0.24%
     Decrease reflected in the above expense ratios due to
       fees paid indirectly                                  0.07%          .--         .--          .--         .--
     Ratio of net investment income to average net assets    2.29%       3.10%       1.34%        1.09%       2.30%
     Portfolio turnover rate                                42.01%      86.78%      97.42%       39.53%     166.32%
     Net assets, end of year (000's)                     $ 273,429   $  85,501   $  55,421     $ 45,999   $  40,903

------------------------------------------------------------------------------------------------------------------------------------
     Fixed-Income Fund                                        2002        2001        2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year                 $  14.94      $14.19      $14.49      $15.98      $ 16.04
     Income (loss) from investment operations:
     Net investment income                                    0.82       0.87         0.89        0.81         0.84
     Net realized and unrealized gain (loss) on securities    0.95       0.72       (0.29)       (1.49)        0.25
       Total income (loss) from investment operations         1.77        1.59        0.60       (0.68)        1.09
     Distributions:
     Dividends from net investment income                   (0.83)      (0.84)      (0.90)       (0.81)      (0.85)
     Distributions from net realized gains                      .--         .--         .--          .--     (0.30)
       Total distributions                                  (0.83)      (0.84)      (0.90)       (0.81)      (1.15)
     Net asset value at end of year                       $  15.88    $ 14.94       $14.19      $14.49      $ 15.98
     Total return                                           12.20%      11.31%       4.32%      (4.32%)       6.97%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*       0.81%       0.83%       0.78%        0.87%       0.79%
     Decrease reflected in the above expense ratios due to
       expenses waived by Parnassus Investments              0.27%       0.32%       0.35%        0.36%       0.40%
     Ratio of net investment income to average net assets    5.36%       5.84%       6.18%        5.36%       4.92%
     Portfolio turnover rate                                59.00%      21.19%      19.19%       13.47%      44.98%
     Net assets, end of year (000's)                     $  19,092    $ 12,947    $ 10,309    $  11,006  $   11,482
     Notes To Financial Statements (continued)

------------------------------------------------------------------------------------------------------------------------------------




     California Tax-Exempt Fund                               2002        2001        2000         1999       1998
------------------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year                 $  16.61    $ 16.90      $ 15.82      $16.88      $ 16.72
     Income (loss) from investment operations:
     Net investment income                                    0.59       0.70         0.72        0.72         0.75
     Net realized and unrealized gain (loss) on securities    0.83      (0.18)        1.10       (1.05)        0.26
       Total income (loss) from investment operations         1.42        0.52        1.82       (0.33)        1.01
     Distributions:
     Dividends from net investment income                   (0.59)      (0.70)      (0.71)       (0.72)      (0.75)
     Distributions from net realized gains                  (0.25)      (0.11)      (0.03)       (0.01)      (0.10)
       Total distributions                                  (0.84)      (0.81)      (0.74)       (0.73)      (0.85)
     Net asset value at end of year                       $  17.19     $ 16.61     $ 16.90      $15.82      $ 16.88
     Total return                                            8.66%       3.09%      11.75%      (2.01%)       6.12%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*       0.73%       0.65%       0.52%        0.70%       0.67%
     Decrease reflected in the above expense ratios due to
       expenses waived by Parnassus Investments              0.22%       0.20%       0.25%        0.25%       0.30%
     Ratio of net investment income to average net assets    3.45%       4.19%       4.27%        4.42%       4.43%
     Portfolio turnover rate                                41.73%      23.14%       8.13%        1.75%       9.40%
     Net assets, end of year (000's)                    $   26,163   $  18,891    $ 17,186    $   7,777   $   7,342

* For the year ended December 31, 2002, Parnassus Investments has agreed to a 0.87% limit on expenses for the Fixed-Income and 0.75% for the California Tax-Exempt Fund (See Note 5 for details). Certain fees were waived for the years ended December 31, 2001, 2000, 1999, and 1998 for the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund.

THE PARNASSUS INCOME TRUST


TAX INFORMATION (UNAUDITED)

YEAR ENDED DECEMBER 31, 2002

The following tax information represents disclosures of various tax benefits passed through to shareholders. Of the distributions made from net investment income in the California Tax-Exempt Fund, 100% is tax-exempt for regular federal income tax purposes.

In accordance with the Code, the following Funds are designating the following amount of long-term capital gain dividends:
                Equity Income Fund                              $ 439,159
                California Tax-Exempt Fund                      $ 370,679


THE PARNASSUS INCOME TRUST

INDEPENDENT TRUSTEES+ (UNAUDITED)
                                                                                   Number of
                                                                                   Portfolios
                                                                                   in the Fund
                                                                                   Complex
                                                                                   Overseen
                        Term of Office                                             by Trustee                Other Directorships
                        and Length of                                              or Nominee                Held by Trustee or
Name, Age, Address*     Service       Principal Occupation(s) During Past 5 Years  for Trustee               Nominee for Trustee
------------------------------------------------------------------------------------------------------------------------------------
Herbert A. Houston      Since 1998    Health care consultant and owner of several       Four                  The Parnassus Fund
Age 59                                small businesses; Chief Executive Officer of
                                      the Haight Ashbury Free Clinics, Inc. from
                                      1987 to 1998; Trustee of the Parnassus Fund
                                      since 1998 and the Parnassus Income Trust
                                      since inception.
-----------------------------------------------------------------------------------------------------------------------------------
Donald V. Potter        Since 2002    President and owner of Windermere                 Four                The Parnassus Fund
Age 57                                Associates, a consulting firm specializing in                         Media Arts Group, Inc.
                                      business strategy, since 1984; Partner in
                                      McKinsey & Company, an international
                                      consulting firm, from 1979 to 1984.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEESS. (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
Jerome L. Dodson        Since 1985    President and Trustee of the Parnassus Fund        Four              The Parnassus Fund
Age 59                                and the Parnassus Income Trust since
                                      their inceptions; President and Director
                                      of Parnassus Investments since June 1984;
                                      portfolio manager of the Parnassus Fund
                                      since its inception.
------------------------------------------------------------------------------------------------------------------------------------

+ "Independent" trustees are trustees who are not deemed to be "interested persons" of the Funds as defined in the Investment Company Act of 1940.

* Unless otherwise noted, the address of the Trustees is c/o Parnassus Investments, One Market-Steuart Tower, Suite 1600, San Francisco, CA 94105.

ss. "Interested" trustee as defined in the Investment Company Act of 1940 because of his ownership in the Funds' investment adviser and because he is an officer of the Trusts.

     The Statement of Additional Information (SAI) contains further information about the Fund's trustees and is available without charge upon request. To request information, call Parnassus Investments toll free at (800) 999-3505.

                           THE PARNASSUS INCOME TRUST
                      One Market-Steuart Tower, Suite 1600
                             San Francisco, CA 94105
                                  415.778.0200
                                  800.999.3505
                                www.parnassus.com


                               Investment Adviser
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105

                                  Legal Counsel
                                 Foley & Lardner
                             777 E. Wisconsin Avenue
                               Milwaukee, WI 53202

                              Independent Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                             San Francisco, CA 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                             San Francisco, CA 94111

                                   Distributor
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105


                                             This report must be preceded or
accompanied by a current prospectus.